Exhibit 99.1

 SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Ryan Donovan
	(408) 801-2067	(408) 801-2857

SANDISK ANNOUNCES THIRD QUARTER 2010 FINANCIAL RESULTS

Milpitas, CA, October 21, 2010 - SanDisk Corporation (NASDAQ:SNDK), the global leader in flash memory cards, today announced results for the third quarter ended October 3, 2010.  Total third quarter revenue of $1.23 billion increased 32% on a year-over-year basis and increased 5% on a sequential basis.  Net income, in accordance with U.S. Generally Accepted Accounting Principles (GAAP), was $322 million, or $1.34 per diluted share, compared to GAAP net income of $231 million, or $0.99 per diluted share, in the third quarter of 2009 and GAAP net income of $258 million, or $1.08 per diluted share, in the second quarter of 2010.

On a non-GAAP basis, which excludes the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the cash-settled convertible notes, and related tax adjustments and valuation allowance, third-quarter net income was $311 million, or $1.30 per diluted share, compared to net income of $176 million, or $0.75 per diluted share, in the third quarter of 2009 and net income of $258 million, or $1.08 per diluted share, in the second quarter of 2010.  For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“SanDisk delivered outstanding results for the third quarter, driven by continued strength in our OEM and retail businesses. Solid execution, stable pricing and substantial cost reductions led to record high operating and net income and our highest ever total gross margin of 52%.  For 2011, we are bullish about continuing growth in our diversified channels, including further substantial inroads for our embedded storage products in smartphones, tablet PC’s and other mobile devices,” said Eli Harari, Chairman and CEO of SanDisk.

THIRD QUARTER 2010 METRICS & HIGHLIGHTS
  Total revenue was $1.23 billion, up 32% year-over-year and up 5% sequentially.
  Product revenue was $1.14 billion, up 40% year-over-year and up 4% sequentially.
  License and royalty revenue was $96 million, down 21% year-over-year and up 9% sequentially.
  Total gross profit, product gross profit and operating income compared on a year-over-year and sequential basis are shown in the table below:
Metric in millions of US$, except %	GAAP			Non-GAAP
	Q310	Q309	Q210	Q310	Q309	Q210
Total gross profit % of total revenue	$639 51.8%	$436 46.7%	$546 46.3%	$644 52.2%	$442 47.2%	$551 46.7%
Product gross profit % of product revenue	$543 47.7%	$315 38.7%	$459 42.0%	$548 48.1%	$320 39.4%	$463 42.4%
Operating income % of total revenue	$432 35.0%	$240 25.7%	$359 30.4%	$457 37.0%	$263 28.1%	$377 32.0%
  Cash flow from operations was $379 million and free cash flow was $416 million.
  Total cash and equivalents, short and long-term marketable securities at the end of the third quarter were $5.1 billion compared to $2.6 billion at the end of the third quarter of 2009 and $3.7 billion at the end of the second quarter of 2010.
  SanDisk completed a $1.0 billion senior unsecured convertible notes offering due 2017.  The notes will pay interest semi-annually at a rate of 1.5% per annum.
  Average price per gigabyte sold declined 20% on a year-over-year basis and declined 5% sequentially.

OTHER RECENT KEY ANNOUNCEMENTS
  SanDisk introduced the industry’s first embedded solid state drive (SSD), the SanDisk® integrated SSD (iSSD), a high-capacity storage solution for use in fast-growing mobile computing platforms such as tablet PCs and ultra-thin notebooks, in capacities ranging from 4 gigabytes to 64 gigabytes.
  SanDisk launched a new sub-$100 media player, Sansa® Fuze™+, with a microSDHC™ card slot that is compatible with the SanDisk® slotRadio™ pre-loaded music card or with any other microSD card containing music, videos and photos.

CONFERENCE CALL

SanDisk’s third quarter 2010 conference call is scheduled for 2:00 P.M., Pacific Daylight Time, Thursday, October 21, 2010.  The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk's website at http://www.sandisk.com/IR.  To participate in the call via telephone, the dial-in number is 719-325-4827 and the dial-in password is 9488738.  A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

SCHEDULED INTERVIEW

SanDisk Corporation Chairman and Chief Executive Officer, Eli Harari, is scheduled to appear on CNBC’s “Closing Bell with Maria Bartiromo,” on Thursday, October 21, 2010, at approximately 1:20 P.M., Pacific Daylight Time.

FORWARD LOOKING STATEMENTS

This news release contains certain forward-looking statements, including statements about our business prospects and outlook, and our expectations regarding our business, including expected growth in flash memory demand, including overall growth in our diversified sales channels and growth in the demand for embedded storage products in smartphones, tablets and other mobile devices, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations.  Risks that may cause these forward-looking statements to be inaccurate include among others:

  competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;
  less than anticipated demand, including due to economic weakness in our markets and among consumers generally;
  unpredictable or changing demand for our products, particularly for certain form factors or capacities;
  excess captive memory output or capacity which could result in write-downs for excess inventory, lower of cost or market reserves, fixed costs associated with under-utilized capacity, or other consequences;
  insufficient captive and non-captive memory supply to meet demand;
  insufficient non-memory materials or capacity from our suppliers and contract manufacturers to meet demand; or increases in cost of non-memory materials or capacity;
  our products may not perform as expected; and
  other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the second quarter of fiscal 2010.

ABOUT SANDISK

SanDisk Corporation is the global leader in flash memory cards, from research, manufacturing and product design to consumer branding and retail distribution.  SanDisk’s product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders; digital audio/video players; USB flash drives for consumers and the enterprise; embedded memory for mobile devices; and solid state drives for computers.  SanDisk is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.

SanDisk, the SanDisk logo and Sansa Fuze are trademarks of SanDisk Corporation, registered in the United States and other countries.  SDHC is a trademark of SD-3C LLC.  Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Nine months ended
	October 3, 2010	September 27, 2009	October 3, 2010	September 27, 2009
Revenues:
Product	$1,137,593	$813,811	$3,222,103	$2,012,342
License and royalty	96,080	121,360	277,301	312,873
Total revenues	1,233,673	935,171	3,499,404	2,325,215

Cost of product revenues	591,296	495,769	1,804,203	1,631,691
Amortization of acquisition-related intangible assets	3,132	3,132	9,396	9,396
Total cost of product revenues	594,428	498,901	1,813,599	1,641,087
Gross profit	639,245	436,270	1,685,805	684,128

Operating expenses:
Research and development	111,518	94,925	309,970	273,080
Sales and marketing	50,390	55,750	150,985	144,037
General and administrative	44,524	45,350	118,647	122,311
Amortization of acquisition-related intangible assets	1,089	292	1,672	875
Restructuring and other	-	-	-	765
Total operating expenses	207,521	196,317	581,274	541,068
Operating income	431,724	239,953	1,104,531	143,060
Other income (expense)	(3,168)	(2,538)	5,794	(16,515)
Income before provision for income taxes	428,556	237,415	1,110,325	126,545
Provision for income taxes	106,464	6,122	295,648	50,740
Net income	$322,092	$231,293	$814,677	$75,805

Net income per share:
Basic	$1.38	$1.02	$3.52	$0.33
Diluted	$1.34	$0.99	$3.41	$0.33

Shares used in computing net income per share:
Basic	233,918	227,771	231,631	227,092
Diluted	240,717	232,724	239,249	230,936

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Nine months ended
	October 3, 2010	September 27, 2009	October 3, 2010	September 27, 2009

SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$322,092	$231,293	$814,677	$75,805
Share-based compensation (a)	20,944	19,374	52,791	58,058
Amortization of acquisition-related intangible assets (b)	4,221	3,424	11,068	10,271
Convertible debt interest (c)	17,983	13,410	46,112	39,495
Income tax adjustments (d)	(54,387)	(91,990)	(130,953)	(33,633)
NON-GAAP NET INCOME	$310,853	$175,511	$793,695	$149,996

GAAP COST OF PRODUCT REVENUES	$594,428	$498,901	$1,813,599	$1,641,087
Share-based compensation (a)	(1,205)	(2,347)	(4,972)	(7,167)
Amortization of acquisition-related intangible assets (b)	(3,132)	(3,132)	(9,396)	(9,396)
NON-GAAP COST OF PRODUCT REVENUES	$590,091	$493,422	$1,799,231	$1,624,524

GAAP GROSS PROFIT	$639,245	$436,270	$1,685,805	$684,128
Share-based compensation (a)	1,205	2,347	4,972	7,167
Amortization of acquisition-related intangible assets (b)	3,132	3,132	9,396	9,396
NON-GAAP GROSS PROFIT	$643,582	$441,749	$1,700,173	$700,691

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$111,518	$94,925	$309,970	$273,080
Share-based compensation (a)	(6,629)	(7,137)	(19,975)	(22,341)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$104,889	$87,788	$289,995	$250,739

GAAP SALES AND MARKETING EXPENSES	$50,390	$55,750	$150,985	$144,037
Share-based compensation (a)	(2,959)	(3,918)	(8,300)	(11,153)
NON-GAAP SALES AND MARKETING EXPENSES	$47,431	$51,832	$142,685	$132,884

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$44,524	$45,350	$118,647	$122,311
Share-based compensation (a)	(10,151)	(5,972)	(19,544)	(17,397)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$34,373	$39,378	$99,103	$104,914

GAAP TOTAL OPERATING EXPENSES	$207,521	$196,317	$581,274	$541,068
Share-based compensation (a)	(19,739)	(17,027)	(47,819)	(50,891)
Amortization of acquisition-related intangible assets (b)	(1,089)	(292)	(1,672)	(875)
NON-GAAP TOTAL OPERATING EXPENSES	$186,693	$178,998	$531,783	$489,302

GAAP OPERATING INCOME	$431,724	$239,953	$1,104,531	$143,060
Cost of product revenues adjustments (a) (b)	4,337	5,479	14,368	16,563
Operating expense adjustments (a) (b)	20,828	17,319	49,491	51,766
NON-GAAP OPERATING INCOME	$456,889	$262,751	$1,168,390	$211,389

GAAP OTHER INCOME (EXPENSE)	$(3,168)	$(2,538)	$5,794	$(16,515)
Convertible debt interest (c)	17,983	13,410	46,112	39,495
NON-GAAP OTHER INCOME (EXPENSE)	$14,815	$10,872	$51,906	$22,980

GAAP NET INCOME	$322,092	$231,293	$814,677	$75,805
Cost of product revenues adjustments (a) (b)	4,337	5,479	14,368	16,563
Operating expense adjustments (a) (b)	20,828	17,319	49,491	51,766
Convertible debt interest (c)	17,983	13,410	46,112	39,495
Income tax adjustments (d)	(54,387)	(91,990)	(130,953)	(33,633)
NON-GAAP NET INCOME	$310,853	$175,511	$793,695	$149,996

Diluted net income per share:
GAAP	$1.34	$0.99	$3.41	$0.33
Non-GAAP	$1.30	$0.75	$3.33	$0.65

Shares used in computing diluted net income per share:
GAAP	240,717	232,724	239,249	230,936
Non-GAAP	239,798	232,961	238,302	231,424

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company.  For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, the amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006 and MusicGremlin, Inc. in June 2008, and non-cash economic interest expense associated with our cash-settled convertible notes, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting.  These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods.  Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation and non-cash economic interest expense associated with our cash-settled convertible notes, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisitions of Matrix Semiconductor, Inc. (January 2006) and MusicGremlin, Inc. (June 2008).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company's cash-settled 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments and a valuation allowance on deferred taxes.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	October 3, 2010	January 3, 2010

ASSETS
Current assets:
Cash and cash equivalents	$865,388	$1,100,364
Short-term marketable securities	2,038,430	819,002
Accounts receivable from product revenues, net	339,806	234,407
Inventory	526,861	596,493
Deferred taxes	94,204	66,869
Other current assets	63,406	97,639
Total current assets	3,928,095	2,914,774

Long-term marketable securities	2,147,227	1,097,095
Property and equipment, net	248,995	300,997
Notes receivable and investments in the flash ventures with Toshiba	1,619,551	1,507,550
Deferred taxes	76,400	21,210
Intangible assets, net	41,690	58,076
Other non-current assets	54,180	102,017
Total assets	$8,116,138	$6,001,719

LIABILITIES
Current liabilities:
Accounts payable trade	$151,677	$134,427
Accounts payable to related parties	163,907	182,091
Convertible short-term debt	-	75,000
Other current accrued liabilities	332,713	234,079
Deferred income on shipments to distributors and retailers and deferred revenue	253,480	245,513
Total current liabilities	901,777	871,110

Convertible long-term debt	1,687,752	934,722
Non-current liabilities	344,334	287,478
Total liabilities	2,933,863	2,093,310

EQUITY
Stockholders' equity:
Common stock	4,630,513	4,269,074
Retained earnings (accumulated deficit)	327,188	(487,489)
Accumulated other comprehensive income	227,732	128,713
Total stockholders' equity	5,185,433	3,910,298
Non-controlling interests	(3,158)	(1,889)
Total equity	5,182,275	3,908,409
Total liabilities and equity	$8,116,138	$6,001,719

Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Nine months ended
	October 3, 2010	September 27, 2009	October 3, 2010	September 27, 2009
Cash flows from operating activities:
Net income	$322,092	$231,293	$814,677	$75,805
Adjustments to reconcile net income to net cash flows from operating activities:
Deferred taxes	(16,940)	218	(95,849)	2,521
Depreciation	32,970	37,943	102,075	114,595
Amortization	24,761	19,576	65,349	56,686
Provision for doubtful accounts	(205)	2,454	(2,804)	1,675
Share-based compensation expense	20,944	19,374	52,791	58,058
Excess tax benefit from share-based compensation	(6,232)	-	(19,960)	-
Impairments, restructuring and other	(11,349)	(1,432)	(27,587)	5,701
Other non-operating	6,769	1,950	25,708	983
Changes in operating assets and liabilities:
Accounts receivable from product revenues	5,663	(131,300)	(104,272)	(159,260)
Inventory	(33,256)	(98,699)	66,974	(37,151)
Other assets	(21,928)	68,467	1,649	339,275
Accounts payable trade	36,431	7,061	17,359	(117,625)
Accounts payable to related parties	(33,137)	45,994	(18,184)	(77,269)
Other liabilities	52,567	35,473	214,569	(164,170)
Total adjustments	57,058	7,079	277,818	24,019

Net cash provided by operating activities	379,150	238,372	1,092,495	99,824

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(2,788,994)	(701,768)	(4,231,953)	(1,237,877)
Proceeds from sale of short and long-term marketable securities	944,838	285,088	1,636,549	857,718
Proceeds from maturities of short and long-term marketable securities	148,790	55,477	317,805	143,117
Proceeds from sale of assets	-	-	17,767	-
Acquisition of property and equipment	(22,314)	(10,687)	(59,728)	(43,354)
Distribution from FlashVision Ltd.	-	-	122	12,713
Notes receivable issuance, Flash Partners Ltd. and Flash Alliance Ltd.	-	-	-	(377,923)
Notes receivable proceeds, Flash Partners Ltd. and Flash Alliance Ltd.	59,664	-	59,664	330,149
Purchased technology and other assets	-	(7,500)	(1,982)	(10,653)
Net cash used in investing activities	(1,658,016)	(379,390)	(2,261,756)	(326,110)

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	982,500	-	982,500	-
Purchase of convertible bond hedge	(292,900)	-	(292,900)	-
Proceeds from issuance of warrants	188,100	-	188,100	-
Repayment of debt financing	-	-	(75,000)	-
Proceeds from employee stock programs	23,615	7,723	107,971	13,998
Excess tax benefit from share-based compensation	6,232	-	19,960	-
Net cash provided by financing activities	907,547	7,723	930,631	13,998

Effect of changes in foreign currency exchange rates on cash	(304)	1,251	3,654	2,710

Net decrease in cash and cash equivalents	(371,623)	(132,044)	(234,976)	(209,578)

Cash and cash equivalents at beginning of period	1,237,011	884,527	1,100,364	962,061

Cash and cash equivalents at end of period	$865,388	$752,483	$865,388	$752,483